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                                                                 EXHIBIT 10.22.2

[LASALLE BANK LOGO]                                  LASALLE BANK MIDWEST N.A.
                                                     2600 West Big Beaver Road
                                                     Mailcode M0900-290
                                                     Troy, MI 48084
                                                     (248) 822-5683
                                                     Fax: (248) 822-5748
                                                     gregory.castle@abnamro.com
                               February 15, 2006

                                                     GREGORY E. CASTLE
                                                     First Vice President

                                                     MIDDLE MARKET BANKING
SEMCO Energy, Inc.

      Re: Second Amended and Restated Credit Agreement dated as of September 15, 2005 by and among the financial institutions from time to time signatory thereto (each a "Lender", and collectively the "Lenders"), LaSalle Bank Midwest National Association, as Administrative Agent for the Lenders (in such capacity, "Agent"), and SEMCO Energy, Inc. ("Company"), as amended from time to time prior to the date hereof (the "Credit Agreement").

      Ladies and Gentlemen:

      Reference is made to the Credit Agreement. Except as specifically defined to the contrary herein, capitalized terms used herein shall have the meanings given them in the Credit Agreement.

      Per Section 4.1(c) of the Credit Agreement, you previously requested that we make Swing Line Loans available to you at an interest rate equal to our one-week LIBOR rate plus the LIBOR Margin in effect from time to time as stated in the Credit Agreement (the "New Negotiated Rate"). We agreed to your request for the period commencing January 31, 2006 through and including May 31, 2006.

      In connection with our extending to you the New Negotiated Rate, we ask that you acknowledge via execution of the signature block provided below: (i) that the Swing Line Loans shall bear interest at the New Negotiated Rate for the period set forth above and (ii) that all of the other terms, conditions and requirements regarding the Swing Line and the Swing Line Loans as set forth in the Credit Agreement remain in effect, unchanged.

                                        Very truly yours,

                                        LASALLE BANK MIDWEST NATIONAL
                                        ASSOCIATION, as Swing Line Lender

                                        By /s/ Gregory E. Castle
                                           ------------------------------------

                                        Its: FIRST VICE PRESIDENT

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                                        Acknowledged and agreed:

                                        SEMCO ENERGY, INC.

                                        By: /s/ Michael V. Palmeri
                                            -----------------------------------

                                        Its: EVP and CFO

                                        Date: Feb. 15, 2006

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